Eos Energy Enterprises Meets 2024 Revised Revenue Guidance and Reports Fourth Quarter & Full-Year 2024 Financial Results; Reaffirms 2025 Revenue Guidance • Achieved Cerberus third tranche of operational performance milestones and secured final $40.5 million to fully fund $210.5 million Delayed Draw Term Loan • Closed $303.5 million loan guaranteed by the U.S. Department of Energy’s Loan Programs Office and secured first funding of $68.3 million • Secured $8 million standalone BESS order for Naval Base of San Diego to advance American energy independence • Grew customer orders backlog to $682 million, a 28% increase year over year • Launched Factory 2 Works with eight states responding to Requests for Proposals and multiple sites now shortlisted • Reiterates 2025 full-year revenue guidance range of $150 million - $190 million • Strengthened executive leadership, appointed current Chief Financial Officer, Nathan Kroeker to Chief Commercial Officer; welcomed new Chief Financial Officer, Eric Javidi, who brings extensive investing, operating and leadership experience within the energy and energy infrastructure spaces, along with a track record of success with high growth companies EDISON, N.J. – Mar. 4, 2025 - Eos Energy Enterprises, Inc. (NASDAQ: EOSE) (“Eos” or the “Company”), America’s leading innovator in designing, manufacturing, and providing zinc-based long duration energy storage (LDES) systems sourced and manufactured in the United States, today announced its financial results for the fourth quarter and full-year ended December 31, 2024. Fourth Quarter Highlights • Revenue totaled $7.3 million, a 10% increase compared to the prior year and 749% increase compared to last quarter. • Gross loss of $23.5 million, consistent with prior year, on lower Z3 material costs offset by higher project execution costs related to commissioning and field operations. • Operating expenses totaled $28.2 million, a 52% increase compared to prior year, with 45% of the total representing non-cash items. Cash operating expenses remained relatively flat, with $8.5 million (or 88% of the increase over prior year) driven by non-cash items such as PP&E write offs and stock-based compensation expense as a result of a significant stock price increase. • Net loss attributable to shareholders of $268.1 million, largely driven by non-cash change in fair value tied to mark-to-market adjustments related to the Company’s increased December 31, 2024, stock price. Adjusted EBITDA loss of $44.6 million, a 20% increase compared to the prior year, driven by an increase in Gen 2.3 PP&E write offs and Cerberus debt issuance costs. • Total cash of $103.4 million, including restricted cash, as of December 31, 2024. • $14.4 billion commercial opportunity pipeline, a 9% increase from prior year, with a $682 million orders backlog, an increase of 16% compared to prior quarter and 28% compared to December 31, 2023. • Achieved SOX compliance by strengthening the Company’s internal controls, eliminating previously disclosed material weakness. Full-Year 2024 Highlights • Revenue totaled $15.6 million in line with the Company’s revised 2024 revenue guidance. • Gross loss of $83.3 million, a 13% increase compared to the prior year; lower Z3 material costs were more than offset by labor and overhead inefficiencies related to manual sub assembly and increased project execution.

2 • Operating expenses totaled $91.9 million, a 16% increase compared to the prior year, with 29% of the total representing non-cash items. The year over year increase included $7.7 million in cash expenses which was primarily driven by strategic investments in sales, sourcing, software engineering, and controllership to position the Company for scaled growth. • Net loss attributable to shareholders of $685.9 million, largely driven by non-cash change in fair value tied to mark-to market adjustments stemming from the increase in stock price as of December 31, 2024. Adjusted EBITDA loss of $156.6 million. "Over the past 12 months the team delivered significant results. The organization brought the first state-of- the-art manufacturing line into full operation, reduced Z3 costs, increased commercial opportunity pipeline and orders backlog and secured two major financing investments with Cerberus and the Department of Energy," said Joe Mastrangelo, Eos Chief Executive Officer. "These two critical proof points strongly validate our long-term strategy and capabilities, positioning the Company to scale with the growing demand for long-duration energy storage. With the announcement of Factory 2 Works and plans to order three additional manufacturing lines, Eos is now hyper-scaling its capacity expansion to secure larger orders and deliver for customers and shareholders.” 2025 Outlook • For the full-year 2025, Eos expects to achieve revenue between $150 million and $190 million. This projected growth is expected to be driven by increased production volume on the Company’s first state-of-the-art manufacturing line as staged sub-assembly automation comes online. Recent Business Highlights Cerberus Strategic Investment As announced in January, Eos successfully achieved the third tranche of performance milestones previously agreed upon between Eos and an affiliate of Cerberus Capital Management LP (“Cerberus”) as part of their strategic investment in the Company. Meeting these performance milestones allowed the Company to access the final $40.5 million of the Delayed Draw Term Loan (DDTL), fueling ongoing operations and U.S. production expansion. The $210.5 million DDTL announced in June 2024 is now fully funded, driven by the Company consistently achieving key operational milestones related to the Company’s state-of-the-art manufacturing line, raw materials cost-out, Z3 technology performance improvement and customer cash conversion. The Company surpassed its January raw materials cost-out target by 6% while delivering manufacturing cycle times below 10 seconds and maintaining 98% first pass yield to further demonstrate continued operational efficiency and progress towards profitable growth. Commercial Growth & Bankability In the fourth quarter, the Company secured several key standalone storage orders including contracts with a municipal cooperative in Springfield Missouri, the U.S. Marine Corps Base at Camp Pendleton in San Diego and most recently the Naval Base of San Diego. Eos deployment of American-made energy storage systems is becoming increasingly vital, not only for enhancing military resilience but also for strengthening the U.S. against global energy disruptions and securing America’s energy independence. To drive further growth, the Company launched a comprehensive insurance program in partnership with Ariel Green, a division of Ariel Re, to enhance the bankability of the Company’s technology. These products include investment tax credit (ITC) and ITC recapture protections, along with contractual warranty and performance guarantee backstop coverage. Most recently, the Company also updated its standard warranty to a 3-year term with the option to extend to 5 or 10 years. These customer-focused solutions, combined with extensive third-party validations and a more robust Company balance sheet, provide greater risk mitigation, enhanced operational stability and increased economic certainty.

3 Operational Capacity Expansion Demand for safe, multi-cycle, American-made energy storage has reached a level that requires significant capacity expansion. As announced in December 2024, the Company launched its search for Factory 2 Works, submitting Requests for Proposals (RFPs) to eight states, with multiple sites now shortlisted. In parallel, Eos is progressing with plans to procure three additional manufacturing lines, including sub- assemblies, battery manufacturing, and cube assembly to support 6 GWh of additional annualized manufacturing capacity. This expansion is a crucial step in scaling operations to meet the growing demand for reliable, high performance energy storage. The Company is expanding its first manufacturing line from 1.25 GWh to 2 GWh annualized capacity and continues to progress through Factory Acceptance Testing with its staged sub-assembly automation implementation. The Company expects full implementation to occur in the second and early third quarter, which is essential for increasing throughput and reducing labor and overhead costs. Earnings Conference Call and Webcast Eos will host a conference call to discuss its fourth quarter and full-year 2024 results on March 5, 2025, at 8:30 a.m. ET. The live webcast of the earnings call will be available on the “Investor Relations” page of the Company’s website at Eos Investors or may be accessed using this link (registration link). To avoid delays, we encourage participants to join the conference call fifteen minutes ahead of the scheduled start time. The conference call replay will be available via webcast through Eos’ investor relations website for twelve months following the live presentation. The webcast replay will be available from approximately 11:30 a.m. ET on March 5, 2025, and can be accessed by visiting Eos Investors. About Eos Energy Enterprises Eos Energy Enterprises, Inc. is accelerating the shift to American energy independence with positively ingenious solutions that transform how the world stores power. Our breakthrough Znyth™ aqueous zinc battery was designed to overcome the limitations of conventional lithium-ion technology. It is safe, scalable, efficient, sustainable, manufactured in the U.S., and the core of our innovative systems that today provides utility, industrial, and commercial customers with a proven, reliable energy storage alternative for 3 to 12- hour applications. Eos was founded in 2008 and is headquartered in Edison, New Jersey. For more information about Eos (NASDAQ: EOSE), visit eose.com. Contacts Investors: ir@eose.com Media: media@eose.com Forward Looking Statements Except for the historical information contained herein, the matters set forth in this press release are forward- looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements regarding our expected revenue, for the fiscal years December 31, 2025, our path to profitability and strategic outlook, statements regarding orders backlog and opportunity pipeline, statements regarding our expectation that we can continue to increase product volume on our state-of-the-art manufacturing line, statements regarding our future expansion and its impact on our ability to scale up operations, statements regarding our expectation that we can continue to strengthen our overall supply chain, statements regarding our expectation that our new comprehensive insurance program will provide increased operational and economic certainty, statements that refer to the delayed draw term loan with Cerberus, milestones thereunder and the anticipated use of proceeds, statements that refer to outlook, projections, forecasts or

4 other characterizations of future events or circumstances, including any underlying assumptions. The words "anticipate," "believe," "continue," "could," "estimate," "expect," "intends," "may," "might," "plan," "possible," "potential," "predict," "project," "should," "would" and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are based on our management’s beliefs, as well as assumptions made by, and information currently available to, them. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: changes adversely affecting the business in which we are engaged; our ability to forecast trends accurately; our ability to generate cash, service indebtedness and incur additional indebtedness; our ability to achieve the operational milestones on the delayed draw term loan; our ability to raise financing in the future; risks associated with the credit agreement with Cerberus, including risks of default, dilution of outstanding Common Stock, consequences for failure to meet milestones and contractual lockup of shares; our customers’ ability to secure project financing; the amount of final tax credits available to our customers or to Eos pursuant to the Inflation Reduction Act; the timing and availability of future funding under the Department of Energy Loan Facility; our ability to continue to develop efficient manufacturing processes to scale and to forecast related costs and efficiencies accurately; fluctuations in our revenue and operating results; competition from existing or new competitors; our ability to convert firm order backlog and pipeline to revenue; risks associated with security breaches in our information technology systems; risks related to legal proceedings or claims; risks associated with evolving energy policies in the United States and other countries and the potential costs of regulatory compliance; risks associated with changes to the U.S. trade environment; our ability to maintain the listing of our shares of common stock on NASDAQ; our ability to grow our business and manage growth profitably, maintain relationships with customers and suppliers and retain our management and key employees; risks related to the adverse changes in general economic conditions, including inflationary pressures and increased interest rates; risk from supply chain disruptions and other impacts of geopolitical conflict; changes in applicable laws or regulations; the possibility that Eos may be adversely affected by other economic, business, and/or competitive factors; other factors beyond our control; risks related to adverse changes in general economic conditions; and other risks and uncertainties. The forward-looking statements contained in this press release are also subject to additional risks, uncertainties, and factors, including those more fully described in the Company’s most recent filings with the Securities and Exchange Commission, including the Company’s most recent Annual Report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. Further information on potential risks that could affect actual results will be included in the subsequent periodic and current reports and other filings that the Company makes with the Securities and Exchange Commission from time to time. Moreover, the Company operates in a very competitive and rapidly changing environment, and new risks and uncertainties may emerge that could have an impact on the forward-looking statements contained in this press release. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and, except as required by law, the Company assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Key Metrics Backlog. Our backlog represents the amount of revenue that we expect to realize from existing agreements with our customers for the sale of our battery energy storage systems and performance of services. The backlog is calculated by adding new orders in the current fiscal period to the backlog as of the end of the prior fiscal period and then subtracting the shipments in the current fiscal period. If the amount of an order is modified or cancelled, we adjust orders in the current period and our backlog accordingly, but do not

5 retroactively adjust previously published backlogs. There is no comparable US-GAAP financial measure for backlog. We believe that the backlog is a useful indicator regarding the future revenue of our Company. Pipeline. Our pipeline represents projects for which we have submitted technical proposals or non-binding quotes plus letters of intent (“LOI”) or firm commitments from customers. Pipeline does not include lead generation projects. Booked Orders. Booked orders are orders where we have legally binding agreements with a Purchase Order (“PO”), or Master Supply Agreement (“MSA”) executed by both parties. Non-GAAP Financial Measures To provide investors with additional information regarding our financial results, we have disclosed in this earnings release non-GAAP financial measures, including adjusted EBITDA and adjusted EPS, which are non-GAAP financial measures as defined under the rules of the SEC. These non-GAAP financial measures should be considered supplemental to, not a substitute for, or superior to, the financial measures of the Company’s calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company believes adjusted EBITDA, and adjusted EPS are useful measures in evaluating its financial and operational performance distinct and apart from financing costs, certain non-cash expenses and non- operational expenses. We believe that non-GAAP financial information, when taken collectively may be helpful to our investors in assessing its operating performance. There are a number of limitations related to the use of these non- GAAP financial measures and their nearest GAAP equivalents. For example, the Company’s definitions of non-GAAP financial measures may differ from non-GAAP financial measures used by other companies. Below is a description of the non-GAAP financial information included herein as well as reconciliations to the most directly comparable GAAP measure. You should review the reconciliations below but not rely on any single financial measure to evaluate our business. Adjusted EBITDA is defined as earnings (net loss) attributable to Eos adjusted for interest expense, income tax, depreciation and amortization, non-cash stock-based compensation expense, change in fair value of debt and derivatives, debt extinguishment, and other non-cash or non-recurring items as determined by management which it does not believe to be indicative of its underlying business trends. Adjusted EPS is defined as GAAP net loss per common share as adjusted for non-cash stock-based compensation expense change in fair value of debt and derivatives and debt extinguishment per common share.

6 EOS ENERGY ENTERPRISES, INC. CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS (In thousands, except share and per share amounts) For the Years Ended December 31, 2024 2023 Revenue $ 15,606 $ 16,378 Cost of goods sold 98,867 89,798 Gross profit (loss) (83,261) (73,420) Operating expenses Research and development expenses 22,758 18,708 Selling, general and administrative expenses 60,047 53,650 Loss from write-down of property, plant and equipment 9,133 7,159 Total operating expenses 91,938 79,517 Operating loss (175,199) (152,937) Other (expense) income Interest expense, net (8,718) (18,770) Interest expense – related parties (19,499) (37,466) Change in fair value of debt - related party 33,823 — Change in fair value of warrants (171,226) (24,980) Change in fair value of derivatives - related parties (405,388) 9,983 Gain (loss) on debt extinguishment 68,478 (3,510) Other expense (8,120) (1,795) Loss before income taxes $ (685,849) $ (229,475) Income tax expense 21 31 Net loss attributable to shareholders $ (685,870) $ (229,506) Accretion of Preferred Stock - related party (278,330) — Net loss attributable to common shareholders $ (964,200) $ (229,506) Other comprehensive (loss) income attributable to common shareholders Change in fair value of debt - credit risk - related party (43,490) — Foreign currency translation adjustment (13) 1 Comprehensive loss attributable to common shareholders $ (1,007,703) $ (229,505) Basic and diluted loss per share attributable to common shareholders Basic $ (4.55) $ (1.81) Diluted $ (4.55) $ (1.81) Weighted average shares of common stock Basic 212,039,775 126,967,756 Diluted 212,039,775 126,967,756

7 EOS ENERGY ENTERPRISES, INC. CONSOLIDATED BALANCE SHEET (In thousands) December 31, 2024 2023 Balance sheet data Cash and cash equivalents $ 74,292 $ 69,473 Other current assets 105,620 52,858 Property, plant and equipment, net 45,660 37,855 Other assets 34,746 26,306 Total assets 260,318 186,492 Total liabilities 842,085 297,292 Mezzanine equity - preferred stock 488,696 — Total deficit (1,070,463) (110,800) EOS ENERGY ENTERPRISES, INC. CONSOLIDATED STATEMENT OF CASHFLOWS (In thousands) December 31, 2024 2023 Cash used in operating activities $ (153,936) $ (145,018) Cash used in investing activities (33,186) (29,461) Cash provided by financing activities 205,834 227,918 Effect of foreign exchange on cash, cash equivalents and restricted cash (17) 5 Net increase in cash, cash equivalents and restricted cash 18,695 53,444 Cash, cash equivalents and restricted cash, beginning of year 84,667 31,223 Cash, cash equivalents and restricted cash, end of year $ 103,362 $ 84,667

8 EOS ENERGY ENTERPRISES, INC. RECONCILIATION OF NET LOSS TO EBITDA AND ADJUSTED EBITDA (In thousands) For the three months ended December 31, For the twelve months ended December 31, 2024 2023 2024 2023 Net loss $ (268,124) $ (41,208) $ (685,870) $ (229,506) add: Interest expense 5,248 8,565 28,217 56,236 add: Income tax expense 4 6 21 31 add: Depreciation and amortization 2,640 2,435 7,899 9,751 EBITDA loss (260,232) (30,202) (649,733) (163,488) add: Stock based compensation 7,840 3,934 18,780 14,057 add (deduct): Change in fair value of derivatives 244,877 (10,922) 576,614 14,997 deduct: Change in fair value of debt (37,099) — (33,823) — (deduct) add: (Gain) loss on debt extinguishment — — (68,478) 3,510 Adjusted EBITDA loss $ (44,614) $ (37,190) $ (156,640) $ (130,924) EOS ENERGY ENTERPRISES, INC. RECONCILIATION OF NET (LOSS) INCOME TO ADJUSTED NET (LOSS) INCOME PER SHARE (In thousands, except share and per share data) For the three months ended December 31, For the twelve months ended December 31, 2024 2023 2024 2023 Net loss attributable to common shareholders $ (481,516) $ (41,208) $ (964,200) $ (229,506) add: Stock based compensation 7,840 3,934 18,780 14,057 add (deduct): Change in fair value of derivatives 244,877 (10,922) 576,614 14,997 deduct: Change in fair value of debt (37,099) — (33,823) — (deduct) add: (Gain) loss on debt extinguishment — — (68,478) 3,510 Adjusted net loss attributable to common shareholders (265,898) (48,196) (471,107) (196,942) Basic and diluted loss per share attributable to common shareholders Basic $ (2.20) $ (0.25) $ (4.55) $ (1.81) Diluted $ (2.20) $ (0.25) $ (4.55) $ (1.81) Basic and diluted adjusted loss per share attributable to common shareholders Basic $ (1.22) $ (0.29) $ (2.22) $ (1.55) Diluted $ (1.22) $ (0.29) $ (2.22) $ (1.55) Weighted average shares of common stock Basic 218,640,092 164,780,351 212,039,775 126,967,756 Diluted 218,640,092 164,780,351 212,039,775 126,967,756